DERIVED INFORMATION [11/28/05]

[$778,800,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$792,800,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2006-1

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston. Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates. The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the certificate. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell other solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212)

538-8373.

Pool Summary		North California		Classification	Total	Check
Total Issue Balance (USD)		% of State	28.4	Mortgage Type	775,241,618	•
Original Mortgage Pool Balance (USD)	776,345,474	WA FICO	643	Loan-to-Value	775,241,617	•
Current Mortgage Pool Balance (USD)	775,241,618	- Minimum FICO	504	FICO	775,241,618	•
Total Number of Loans	4,687	- Maximum FICO	790	Purpose	775,241,619	•
Average Loan Balance (USD)	165,403	WA LTV	80	Occupancy	775,241,618	•
1st lien (%age)	9650.0%	- Minimum LTV	36.3	Loan Balance	775,241,619	•
2nd lien (%age)	350.0%	- Maximum LTV	100	Property Type	775,241,618	•
WA FICO	621	Highest Zip-Code Density (% of State)	2.1	Documentation Type	775,241,619	•
- Minimum FICO	475	Zip-Code with Highest Density	93635	Fixed Period	775,241,619	•
- Maximum FICO	813			Geographic Distribution	775,241,618	•
WA LTV	80.1%	South California
- Minimum LTV	17.5%	% of State	71.6	Per Annum Fees
- Maximum LTV	100.0%	WA FICO	634	Servicer Fees (bps)	0.5
WA DTI	41.6%	Minimum FICO	501	Average Cost of Carry per Annum
- Minimum DTI	1.3%	Maximum FICO	800
- Maximum DTI	66.0%	WA LTV	76.1
WA Age (Months)	2	Minimum LTV	19.4
WA Remaining Term (Months)	353	Maximum LTV	100
North California (% of Pool)	6.8%	Highest Zip-Code Density (% of State)	1.6
South California (% of Pool)	17.1%	Zip-Code with Highest Density	90044

Mortgage Type	WA LTV	WA FICO	Balance	% of Pool
Fixed Rate Mortgage	81%	635	102,155,888	13.2%
Adjustable Rate Mortgage	80%	603	441,447,626	56.9%
Option ARMs	0%	-	-	0.0%
Interest Only Mortgage	81%	650	231,638,104	29.9%

LTV	WA LTV	WA FICO	Balance	% of Pool
0.01-20.00	19%	575	436,342	0.1%
20.01-25.00	23%	640	502,320	0.1%
25.01-30.00	29%	552	389,649	0.1%
30.01-35.00	33%	613	1,010,169	0.1%
35.01-40.00	38%	593	4,195,568	0.5%
40.01-45.00	42%	593	3,742,102	0.5%
45.01-50.00	48%	592	8,885,967	1.1%
50.01-55.00	53%	609	11,862,976	1.5%
55.01-60.00	58%	603	15,921,044	2.1%
60.01-65.00	63%	595	30,264,468	3.9%
65.01-70.00	69%	600	51,172,339	6.6%
70.01-75.00	74%	608	66,650,276	8.6%
75.01-80.00	80%	632	289,578,613	37.4%
80.01-85.00	85%	605	77,810,426	10.0%
85.01-90.00	90%	623	132,658,339	17.1%
90.01-95.00	95%	647	34,100,383	4.4%
95.01-100.00	100%	639	46,060,636	5.9%

FICO	WA LTV	WA FICO	Balance	% of Pool
321 - 340	0%	-	-	0.0%
341 - 360	0%	-	-	0.0%
361 - 380	0%	-	-	0.0%
381 - 400	0%	-	-	0.0%
401 - 420	0%	-	-	0.0%
421 - 440	0%	-	-	0.0%
441 - 460	0%	-	-	0.0%
461 - 480	67%	475	39,962	0.0%
481 - 500	72%	495	1,108,291	0.1%
501 - 520	71%	511	18,143,529	2.3%
521 - 540	74%	530	32,088,384	4.1%
541 - 560	73%	550	43,611,201	5.6%
561 - 580	78%	571	79,250,445	10.2%
581 - 600	80%	590	97,204,331	12.5%
601 - 620	82%	610	119,279,804	15.4%
621 - 640	82%	630	116,358,260	15.0%
641 - 660	82%	650	106,077,973	13.7%
661 - 680	82%	670	66,721,117	8.6%
681 - 700	82%	690	37,133,909	4.8%
701 - 720	81%	709	21,328,008	2.8%
721 - 740	81%	730	16,129,406	2.1%
741 - 760	80%	751	10,689,711	1.4%
761 - 780	80%	770	6,068,442	0.8%
781 - 800	74%	792	3,275,824	0.4%
801 - 820	84%	805	733,021	0.1%
> 820	0%	-	-	0.0%
Unknown	0%	-	-	0.0%

LTV	MIG%	WA FICO	Balance with MIG	% of Pool
0.01-20.00	0%	575	0	0.0%
20.01-25.00	0%	640	0	0.0%
25.01-30.00	0%	552	0	0.0%
30.01-35.00	0%	613	0	0.0%
35.01-40.00	0%	593	0	0.0%
40.01-45.00	0%	593	0	0.0%
45.01-50.00	0%	592	0	0.0%
50.01-55.00	0%	609	0	0.0%
55.01-60.00	0%	603	0	0.0%
60.01-65.00	0%	595	0	0.0%
65.01-70.00	0%	600	0	0.0%
70.01-75.00	0%	608	0	0.0%
75.01-80.00	0%	632	0	0.0%
80.01-85.00	0%	605	0	0.0%
85.01-90.00	0%	623	0	0.0%
90.01-95.00	0%	647	0	0.0%
95.01-100.00	0%	639	0	0.0%

Purpose	WA LTV	WA FICO	Balance	% of Pool
Purchase	85%	643	254,665,780	32.8%
Cash-Out/Refinancing	78%	610	487,927,661	62.9%
Refinancing	81%	613	32,648,178	4.2%

Occupancy	WA LTV	WA FICO	Balance	% of Pool
Owner	80%	620	736,449,379	95.0%
Investment	77%	641	36,347,131	4.7%
2nd Home	81%	644	2,445,108	0.3%

<$200,000	80%	610	327,266,885	42.2%
<$400,000	80%	623	296,757,363	38.3%
<$600,000	81%	638	123,487,146	15.9%
>$600,000	79%	652	27,730,225	3.6%

Property Type	WA LTV	WA FICO	Balance	% of Pool
SFR	80%	619	651,682,304	84.1%
PUD	82%	633	43,451,012	5.6%
CND	81%	630	37,261,175	4.8%
2-4 Family	77%	634	42,847,127	5.5%

Documentation Type	WA LTV	WA FICO	Balance	% of Pool
Full	81%	617	569,066,859	73.4%
Stated	77%	630	129,631,027	16.7%
Reduced	80%	636	75,507,312	9.7%
None	69%	680	1,036,421	0.1%

Fixed Period (Months)	WA LTV	WA FICO	Balance	% of Pool
</= 12	81%	635	107,929,081	13.9%
>12 and </= 36	80%	618	633,756,322	81.7%

>36 and </= 60	78%	645	33,556,216	4.3%
>60				0.0%

Geographic Distribution	WA LTV	WA FICO	Balance	% of Pool
AK	87%	621	829,015	0.1%
AL	88%	610	4,278,118	0.6%
AR	88%	620	1,281,763	0.2%
AS	0%	-	-	0.0%
AZ	80%	618	32,269,089	4.2%
CA	77%	637	185,158,160	23.9%
CO	85%	626	13,388,111	1.7%
CT	80%	603	8,329,556	1.1%
CZ	0%	-	-	0.0%
DC	70%	599	4,559,704	0.6%
DE	82%	620	1,621,457	0.2%
FL	80%	617	83,446,121	10.8%
GA	83%	623	21,723,430	2.8%
GU	0%	-	-	0.0%
HI	83%	587	1,415,206	0.2%
IA	85%	634	3,912,921	0.5%
ID	80%	647	3,512,723	0.5%
IL	83%	618	35,932,333	4.6%
IN	86%	605	7,748,901	1.0%
KS	84%	610	3,416,881	0.4%
KY	83%	622	3,005,196	0.4%
LA	86%	596	2,173,240	0.3%
MA	82%	631	7,723,539	1.0%
MD	79%	610	41,512,808	5.4%
ME	81%	600	549,965	0.1%
MI	83%	615	18,178,222	2.3%
MN	80%	612	11,939,235	1.5%
MO	85%	607	13,107,063	1.7%
MS	85%	612	2,363,734	0.3%
MT	91%	656	991,817	0.1%
NC	83%	615	9,916,038	1.3%
ND	92%	642	168,914	0.0%
NE	90%	654	965,489	0.1%
NH	78%	589	2,325,675	0.3%
NJ	76%	609	34,367,921	4.4%
NM	86%	638	2,386,397	0.3%
NV	82%	633	16,605,675	2.1%
NY	78%	628	33,430,584	4.3%
OH	84%	616	16,141,007	2.1%
OK	89%	617	2,911,919	0.4%
OR	80%	655	8,012,632	1.0%
OT	0%	-	-	0.0%
PA	81%	591	12,927,811	1.7%
PR	0%	-	-	0.0%
RI	78%	606	4,014,951	0.5%
SC	85%	594	5,652,822	0.7%
SD	89%	608	443,055	0.1%
TN	83%	622	9,478,220	1.2%
TT	0%	-	-	0.0%
TX	81%	605	24,300,723	3.1%
UT	82%	627	4,457,667	0.6%
VA	80%	613	33,844,876	4.4%
VI	0%	-	-	0.0%
VT	0%	-	-	0.0%
WA	83%	633	15,283,599	2.0%
WI	83%	612	21,677,186	2.8%
WV	77%	588	1,435,804	0.2%
WY	99%	640	124,345	0.0%

Pool Summary		North California		Classification	Total	Check
Total Issue Balance (USD)		% of State	29.7	Mortgage Type	461,686,108	•
Original Mortgage Pool Balance (USD)	462,336,211	WA FICO	645	Loan-to-Value	461,686,107	•
Current Mortgage Pool Balance (USD)	461,686,108	- Minimum FICO	504	FICO	461,686,108	•
Total Number of Loans	2,345	- Maximum FICO	790	Purpose	461,686,108	•
Average Loan Balance (USD)	196,881	WA LTV	81.1	Occupancy	461,686,108	•
1st lien (%age)	96.4%	- Minimum LTV	40.6	Loan Balance	461,686,108	•
2nd lien (%age)	3.6%	- Maximum LTV	100	Property Type	461,686,109	•
WA FICO	621	Highest Zip-Code Density (% of State)	2.8	Documentation Type	461,686,109	•
- Minimum FICO	486	Zip-Code with Highest Density	95758	Fixed Period	461,686,108	•
- Maximum FICO	802			Geographic Distribution	461,686,109	•
WA LTV	80.1%	South California
- Minimum LTV	17.5%	% of State	70.3	Per Annum Fees
- Maximum LTV	100.0%	WA FICO	636	Servicer Fees (bps)	0.5
WA DTI	41.7%	Minimum FICO	501	Average Cost of Carry per Annum
- Minimum DTI	1.3%	Maximum FICO	800
- Maximum DTI	66.0%	WA LTV	77.7
WA Age (Months)	2	Minimum LTV	28.5
WA Remaining Term (Months)	353	Maximum LTV	100
North California (% of Pool)	8.9%	Highest Zip-Code Density (% of State)	2.1
South California (% of Pool)	21.0%	Zip-Code with Highest Density	93313

Mortgage Type	WA LTV	WA FICO	Balance	% of Pool
Fixed Rate Mortgage	81%	632	60,202,346	13.0%
Adjustable Rate Mortgage	79%	599	252,603,490	54.7%
Option ARMs	0%	-	-	0.0%
Interest Only Mortgage	81%	655	148,880,272	32.2%

LTV	WA LTV	WA FICO	Balance	% of Pool
0.01-20.00	18%	569	306,342	0.1%
20.01-25.00	23%	606	252,674	0.1%
25.01-30.00	29%	552	389,649	0.1%
30.01-35.00	33%	576	752,246	0.2%
35.01-40.00	38%	569	2,820,610	0.6%
40.01-45.00	42%	572	2,770,908	0.6%
45.01-50.00	48%	579	6,532,394	1.4%
50.01-55.00	53%	583	8,574,855	1.9%
55.01-60.00	58%	595	11,063,482	2.4%
60.01-65.00	63%	603	9,758,211	2.1%
65.01-70.00	69%	607	19,375,526	4.2%
70.01-75.00	74%	611	40,796,072	8.8%
75.01-80.00	80%	633	190,980,960	41.4%
80.01-85.00	84%	602	50,376,706	10.9%
85.01-90.00	89%	621	74,760,500	16.2%
90.01-95.00	95%	645	15,110,280	3.3%
95.01-100.00	100%	641	27,064,692	5.9%

FICO	WA LTV	WA FICO	Balance	% of Pool
321 - 340	0%	-	-	0.0%
341 - 360	0%	-	-	0.0%
361 - 380	0%	-	-	0.0%
381 - 400	0%	-	-	0.0%
401 - 420	0%	-	-	0.0%
421 - 440	0%	-	-	0.0%
441 - 460	0%	-	-	0.0%
461 - 480	0%	-	-	0.0%
481 - 500	58%	495	356,817	0.1%
501 - 520	68%	511	9,615,453	2.1%
521 - 540	72%	530	18,569,288	4.0%
541 - 560	72%	550	27,356,506	5.9%
561 - 580	79%	570	51,273,246	11.1%
581 - 600	80%	590	59,045,595	12.8%
601 - 620	82%	610	70,657,685	15.3%
621 - 640	83%	630	64,156,874	13.9%
641 - 660	82%	650	60,553,726	13.1%
661 - 680	83%	670	39,563,282	8.6%
681 - 700	82%	690	23,513,993	5.1%
701 - 720	82%	709	12,766,442	2.8%
721 - 740	81%	730	11,626,117	2.5%
741 - 760	82%	751	7,022,554	1.5%
761 - 780	80%	770	3,438,297	0.7%
781 - 800	75%	793	2,049,919	0.4%
801 - 820	100%	802	120,314	0.0%
> 820	0%	-	-	0.0%
Unknown	0%	-	-	0.0%

LTV	MIG%	WA FICO	Balance with MIG	% of Pool
0.01-20.00	0%	569	0	0.0%
20.01-25.00	0%	606	0	0.0%
25.01-30.00	0%	552	0	0.0%
30.01-35.00	0%	576	0	0.0%
35.01-40.00	0%	569	0	0.0%
40.01-45.00	0%	572	0	0.0%
45.01-50.00	0%	579	0	0.0%
50.01-55.00	0%	583	0	0.0%
55.01-60.00	0%	595	0	0.0%
60.01-65.00	0%	603	0	0.0%
65.01-70.00	0%	607	0	0.0%
70.01-75.00	0%	611	0	0.0%
75.01-80.00	0%	633	0	0.0%
80.01-85.00	0%	602	0	0.0%
85.01-90.00	0%	621	0	0.0%
90.01-95.00	0%	645	0	0.0%
95.01-100.00	0%	641	0	0.0%

Purpose	WA LTV	WA FICO	Balance	% of Pool
Purchase	84%	645	179,778,532	38.9%
Cash-Out/Refinancing	77%	606	268,889,801	58.2%
Refinancing	78%	608	13,017,775	2.8%

Occupancy	WA LTV	WA FICO	Balance	% of Pool
Owner	80%	621	440,581,462	95.4%
Investment	74%	632	19,771,114	4.3%
2nd Home	81%	629	1,333,532	0.3%

Loan Balance	WA LTV	WA FICO	Balance	% of Pool
<$200,000	80%	604	149,297,875	32.3%
<$400,000	80%	620	164,387,654	35.6%
<$600,000	81%	638	120,885,687	26.2%
>$600,000	79%	652	27,114,892	5.9%

Property Type	WA LTV	WA FICO	Balance	% of Pool
SFR	80%	619	388,106,833	84.1%
PUD	82%	635	30,975,324	6.7%
CND	82%	634	21,631,471	4.7%
2-4 Family	76%	640	20,972,481	4.5%

Documentation Type	WA LTV	WA FICO	Balance	% of Pool
Full	81%	615	325,467,606	70.5%
Stated	78%	634	83,062,925	18.0%
Reduced	81%	639	52,576,519	11.4%
None	61%	693	579,059	0.1%

Fixed Period (Months)	WA LTV	WA FICO	Balance	% of Pool
</= 12	81%	634	63,794,441	13.8%
>12 and </= 36	80%	618	375,281,683	81.3%
>36 and </= 60	79%	646	22,609,984	4.9%
>60	0%	-	-	0.0%

Geographic Distribution	WA LTV	WA FICO	Balance	% of Pool
AK	80%	584	325,204	0.1%
AL	88%	603	2,736,372	0.6%
AR	95%	619	271,700	0.1%
AS	0%	-	-	0.0%
AZ	81%	618	18,032,375	3.9%
CA	79%	638	137,641,344	29.8%
CO	86%	620	6,123,106	1.3%
CT	80%	578	4,605,214	1.0%
CZ	0%	-	-	0.0%
DC	69%	601	2,781,833	0.6%
DE	86%	623	1,076,053	0.2%
FL	81%	613	47,147,252	10.2%
GA	83%	623	21,723,430	4.7%
GU	0%	-	-	0.0%
HI	81%	582	1,192,332	0.3%
IA	85%	618	960,055	0.2%
ID	78%	663	2,068,940	0.4%
IL	83%	616	18,932,492	4.1%
IN	86%	609	2,702,210	0.6%
KS	85%	611	1,694,739	0.4%
KY	80%	597	1,382,931	0.3%
LA	89%	581	936,423	0.2%
MA	80%	635	4,304,808	0.9%
MD	79%	610	21,690,543	4.7%
ME	84%	613	453,570	0.1%
MI	83%	610	9,745,151	2.1%
MN	79%	599	3,812,976	0.8%
MO	84%	604	4,940,400	1.1%
MS	84%	615	1,014,326	0.2%
MT	96%	657	429,535	0.1%
NC	82%	610	4,669,551	1.0%
ND	91%	640	155,626	0.0%
NE	84%	685	232,082	0.1%
NH	62%	589	338,038	0.1%
NJ	76%	604	22,492,755	4.9%
NM	84%	642	935,325	0.2%
NV	81%	622	9,592,661	2.1%
NY	78%	629	23,403,312	5.1%
OH	83%	610	6,084,855	1.3%
OK	92%	598	1,183,726	0.3%
OR	79%	670	3,989,862	0.9%
OT	0%	-	-	0.0%
PA	80%	586	6,239,883	1.4%
PR	0%	-	-	0.0%
RI	78%	597	2,228,196	0.5%
SC	83%	589	2,576,666	0.6%
SD	86%	608	129,147	0.0%
TN	81%	619	4,033,009	0.9%
TT	0%	-	-	0.0%
TX	81%	613	14,467,453	3.1%
UT	80%	638	1,695,678	0.4%
VA	78%	612	20,760,830	4.5%
VI	0%	-	-	0.0%
VT	0%	-	-	0.0%
WA	83%	632	8,716,487	1.9%
WI	82%	588	8,206,052	1.8%
WV	82%	612	758,198	0.2%
WY	100%	628	71,403	0.0%